EXHIBIT 10.1
                                                                    ------------
                               GMX RESOURCES INC.

                             SUBSCRIPTION AGREEMENT


                      DO NOT SIGN THIS DOCUMENT UNLESS YOU
                   HAVE READ IT ENTIRELY AND CAREFULLY. AMONG
                      OTHER THINGS, THIS DOCUMENT CONTAINS
                IMPORTANT DISCLOSURES CONCERNING YOUR INVESTMENT.

            By executing this Subscription Agreement ("Agreement"), the undersigned subscriber ("Subscriber") agrees to purchase from GMX RESOURCES INC. (the "Company"), the number of shares of Common Stock of the Company indicated on the signature page hereto (the "Shares") for the total purchase price indicated thereon, and further agrees as follows:

         1. Payment. Upon request by the Company delivered to the mailing address, email address or fax number specified on the signature page hereof not less than 48 hours prior to the specified time for payment, Subscriber will pay for the Shares at such specified time by wire transfer to .

         2. Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company that:

                  (a) Subscriber is aware that an investment in the Shares is a speculative investment and involves a high degree of risk. Subscriber understands the financial risks involved, which could result in a substantial or complete loss of Subscriber's investment.

                  (b) Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of investing in the Shares and of protecting Subscriber's own interest in connection with such investment. Subscriber is able to bear the economic risk of losing its entire investment in the Shares, which investment is not disproportionate to Subscriber's net worth.

                  (c) In evaluating the merits of an investment in the Shares, Subscriber is not relying on the Company, the placement agent or their respective counsel for an evaluation of the business, tax, legal or other consequences of such an investment.

                  (d) Subscriber is purchasing the Shares for Subscriber's own account for investment purposes only, and not with a view to the resale or distribution of the Shares except pursuant to an effective registration statement under the Securities Act of 1933 (the "Securities Act") or an exemption from such registration. Subscriber understands that any transfer of participations in

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

the Shares or any arrangement for an economic interest in the Shares to be held or owned by anyone other than Subscriber will constitute a violation of this representation and shall be null and void.

                  (e) Subscriber understands that Subscriber must bear the economic risk of investment for an indefinite period of time because the sale of the Shares has not been registered under the Securities Act pursuant to the exemption provided by Section 4(2) and Rule 506 thereunder, nor under any applicable state securities laws, and the Shares or any participation therein may not be sold or transferred in the absence of evidence satisfactory to the Company of compliance with applicable laws, including an opinion of counsel satisfactory to the Company that, among other things, the Shares have been registered under the Act and all applicable state securities laws or that such registrations are not required. The Company has made no agreement whatsoever to repurchase the Shares or, except as expressly provided in the Registration Rights Agreement, to register the transfer of any portion of them under the Act or under any state securities law.

                  (f) Prior to Subscriber's purchase of the Shares, Subscriber and Subscriber's advisors were afforded full and complete access to all information with respect to the Company, its operations and the Shares that Subscriber and such advisors deemed necessary to evaluate the merits and risks of an investment in the Shares, and Subscriber has had the opportunity to ask questions of and receive answers from the Company concerning this investment. Without limiting the generality of the foregoing, Subscriber acknowledges that Subscriber has received and reviewed the information described in Paragraph 3 hereof and has had any questions concerning that disclosure answered to Subscriber's satisfaction. Neither the Company nor the placement agent have made any representations about the value or performance of the Company or the Shares.

                  (g) Subscriber is one or more of the following (check all that apply):

                      (i) a bank or savings and loan association. [_]

                      (ii) a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934. [_]

                      (iii) an insurance company. [_]

                      (iv) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act. [_]

                      (v) a Small Business Investment Company licensed by the U.S. Small Business Administration. [_]

                      (vi) a plan established and maintained by a state or, its political subdivisions for the benefit of its employees, with total assets over $5,000,000. [_]

                      (vii) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (A) the investment decisions for which are made by a plan fiduciary, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (B) which has total assets over $5,000,000, or (C) if a self-directed plan, the investment decisions for which are made solely by persons that are described in subsections
(g)(i)

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

through (vi) and (g)(viii) through (g)(xv). [_]

                      (viii) a private business development company as defined in the Investment Advisers Act of 1940. [_]

                      (ix) an organization described in section 501(c)(3)of the Internal Revenue Code. [_]

                      (x) a corporation, Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets over $5,000,000. [_]

                      (xi) a trust, with total assets over $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person. [_]

                      (xii) a director or executive officer of the Company. [_]

                      (xiii) a natural person whose individual net worth, or joint net worth with such person's spouse, exceeds $1,000,000. [_]

                      (xiv) a natural person who had an individual income over $200,000 in each of 2002 and 2003 or joint income with such person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in 2004. [_]

                      (xv) an entity in which all of the equity owners are persons or entities in the above categories and which has not been organized for the specific purpose of making an investment in the Shares. [_]

                      (xvi) none of the above. [_]

                  (h) Subscriber is aware of the provisions of Rule 144 under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

                  (i) The Subscriber has all requisite legal power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber's obligations under this Agreement and the transactions and documents contemplated hereby. This Agreement constitutes the legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                  (j) Subscriber has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby. Subscriber acknowledges that the Company will pay a placement fee as described in the Confidential Private Placement Memorandum.

         3. Acknowledgments. Subscriber acknowledges that:

            (a) Subscriber has been furnished with the Company's Confidential Private Placement Memorandum dated June 4, 2004 ("PPM").

            (b) Subscriber has been furnished with all additional information Subscriber may have requested concerning the Company or the Shares.

            (c) Statements concerning the Company made in the Confidential Private Placement Memorandum and other information Subscriber has received, including oral statements, include forward-looking statements about the Company's current and future business operations, financial projections and other matters. These statements speak only as of the date made, are not guarantees of future performance, and involve known and unknown risks and other factors that could cause actual results to be materially different from any future results expressed or implied by them. IN MAKING THIS INVESTMENT SUBSCRIBER IS NOT RELYING ON ANY FORWARD-LOOKING STATEMENTS.

         4. Notice. Subscriber agrees to notify the Company in writing immediately if any of the statements made by Subscriber herein become untrue.

         5. Additional Terms and Conditions. The purchase of the Shares by the Subscriber shall be made pursuant to the Additional Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein.

         6. Successors and Assigns; Governing Law. This Agreement, if accepted by the Company, shall be binding upon Subscriber's executors, administrators, heirs, legal representatives, legatees, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma.

         7. Legend. Subscriber understands that any certificate for the Shares will bear a restrictive legend as follows:

            The security represented hereby has not been registered under the Securities Act of 1933 or any state securities law and may not be sold or otherwise transferred, nor may any interest therein be sold or transferred, in the absence of registration or an opinion of counsel satisfactory to the Company that registration is not required. Any purported transfer without such registration or opinion shall be null and void.

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

         8. Reliance by Company. Subscriber understands that the Company is relying on Subscriber's representations, warranties, agreements and acknowledgments herein in establishing an exemption from registration under the Securities Act and state securities laws for sale of the Shares to Subscriber and of other shares of common stock to other persons, and that any inaccuracy herein could affect the Company's ability to establish an exemption. Consequently, Subscriber agrees to indemnify and hold the Company harmless against any expense or loss the Company may incur as a result of any inaccuracy or non-compliance with any of Subscriber's representations or agreements.

         9. Fiduciary and Representative Capacity. If Subscriber is purchasing the Shares in a fiduciary capacity or is acting on behalf of any corporation or other entity as an officer or in a comparable capacity, Subscriber warrants that Subscriber has all authority to make the above agreements on behalf of the person or persons for whom Subscriber is so purchasing or acting.

         10. Acceptance Required. The Subscription will not be valid unless and until it is accepted by the Company and Subscriber is notified of such acceptance.

























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

                        INSTRUCTIONS FOR SIGNATURE PAGES
                        --------------------------------


    The signature pages that follow should be fully completed by Subscriber.
    ------------------------------------------------------------------------


                          TYPE OF OWNERSHIP (CHECK ONE)

        INDIVIDUAL OWNERSHIP                       JOINT TENANTS WITH
------- (One signature required)           ------- RIGHTS OF SURVIVORSHIP
                                                   (All Joint Tenants must sign)
        TRUST
------- (Trustee(s) signature(s)                   PARTNERSHIP (INCLUDING
        required)                          ------- LIMITED PARTNERSHIP)

        BENEFITS PLAN                              TENANTS IN COMMON
------- (All required signatories must     ------- (All Tenants must sign)
        sign)

        COMMUNITY  PROPERTY                        CORPORATION
------- (One signature required if         -------
        Shares to be held in one name,
        two signatures required if to be           LIMITED LIABILITY COMPANY
        held in both names)                -------






















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

                                 SIGNATURE PAGE


Date: ___________________, 2004
Shares Subscribed _______
Total Purchase Price: $_____________

FOR INDIVIDUAL SUBSCRIBER:             FOR ENTITY SUBSCRIBER:




-----------------------------          ------------------------------------
(Print Name)                           (Print Name and Address of Entity)


-----------------------------          ------------------------------------
(Signature)                            (Print Name of Signatory)


-----------------------------          ------------------------------------
                                       (Title of Signatory)
-----------------------------

-----------------------------          ------------------------------------
(Address)                              (Entity Taxpayer Identification No.)


                                       ------------------------------------
                                       (Type of Entity)


                                       By:
-----------------------------          ------------------------------------
(Social Security Number)                      (Signature)


-----------------------------          ------------------------------------
(Email Address)                        (Email Address)

-----------------------------          ------------------------------------
(Fax Number)                           (Fax Number)



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

FOR SECOND SIGNATORY IF                FOR ENTITY SUBSCRIBER IF
REQUIRED:                              SECOND SIGNATORY IS
                                       REQUIRED:

-----------------------------          ------------------------------------
(Print Name)                           (Print Name of Second Signatory)

-----------------------------          ------------------------------------
(Signature)                            (Signature of Signatory)

-----------------------------          ------------------------------------
                                       (Title of Signatory)
-----------------------------

-----------------------------
(Address)

-----------------------------
(Social Security Number)

-----------------------------
(Email Address)

-----------------------------
(Fax Number)

ACCEPTED BY:

GMX RESOURCES INC.

By:
     ----------------------------------

Date:
       --------------------------------



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

                                     ANNEX I

             ADDITIONAL TERMS AND CONDITIONS FOR PURCHASE OF SHARES

         1. Subject to the terms and conditions of this Agreement, the Company is offering a minimum of 750,000 and a maximum of 1,100,000 shares of its common stock, but it may at its option increase the maximum by up to 250,000 additional shares.

         2. Agreement to Sell and Purchase the Shares; Subscription Date.

                  2.1 At the Closing (as defined in Section 3), the Company will sell to the Subscriber, and the Subscriber will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth on the signature page of this Subscription Agreement at the price set forth on such page.

                  2.2 The Company is entering into substantially this same form of Subscription Agreement with other subscribers (the "Other Subscribers") and expects to complete sales of Shares to them. (The Subscriber and the Other Subscribers are hereinafter sometimes collectively referred to as the "Subscribers," and this Subscription Agreement and the Subscription Agreements executed by the Other Subscribers are hereinafter sometimes collectively referred to as the "Agreements.")

         3. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur at the time specified pursuant to Section 1 of the Agreements (or at such earlier time as the Company and the Subscribers may agree) (the "Closing Date"), at the offices of the Company's counsel. At the Closing, the Company shall deliver to the Subscriber one or more stock certificates representing the number of Shares set forth on the signature page of this Agreement, each such certificate to be registered in the name of the Subscriber. The Company's obligation to issue the Shares to the Subscriber shall be subject to the following conditions, any one or more of which may be waived by the Company.

                  (a) receipt by the Company of a wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder and under the other Agreements;

                  (b) the accuracy of the representations and warranties made by the Subscribers and the fulfillment of those undertakings of the Subscribers to be fulfilled prior to the Closing; and

                  (c) receipt by the Company of the Registration Agreement executed by all Subscribers.

            The Subscriber's obligation to purchase the Shares shall be subject to the following

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

conditions, any one or more of which may be waived by the Subscriber in its sole discretion:

                  (a) receipt by the Subscriber of one or more stock certificates representing the number of Shares set forth on the signature page of this Agreement;

                  (b) receipt by the Subscriber of an opinion letter, dated as of the Closing Date, from Crowe & Dunlevy, A Professional Corporation, counsel to the Company, covering the matters set forth in Exhibit A;

                  (c) the accuracy of the representations and warranties made by the Company as of the Closing Date and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing;

                  (d) on the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by the Agreements or the Registration Agreement that is described in the PPM (the "Registration Agreement");

                  (e) the Company shall have delivered to the Subscribers a certificate, dated the Closing Date, duly executed by its Chief Executive Officer, to the effect set forth in clause (c) above;

                  (f) the Company shall have delivered to the Subscribers a certificate, dated the Closing Date, duly executed by its Secretary, certifying as to (i) the Company's Certificate of Incorporation and (ii) the Company's By-Laws, each as in effect as of the Closing Date, and (iii) all resolutions of the Company's Board of Directors in connection with the offering made by the PPM (the "Offering");

                  (g) the Company shall have delivered to the Subscribers certified copies of certificates evidencing the incorporation and good standing of the Company and any Significant Subsidiary (as defined in Section 4.1 below) in each such entity's state or jurisdiction of incorporation or organization as of a date within ten days prior to the Closing Date;

                  (h) since the date hereof, no event or series of events shall have occurred that reasonably would be expected to have or result in (i) an adverse effect on the legality, validity or enforceability of this Agreement or the Registration Agreement, or (ii) a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole;

                  (i) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the United States Securities and Exchange Commission ("SEC") (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing

Date, trading in securities on the American Stock Exchange, New York Stock Exchange, Nasdaq National Market or Nasdaq SmallCap Market (each a "Trading Market") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Subscriber, makes it impracticable or inadvisable to purchase the Shares at the Closing; and

                  (j) receipt by the Subscribers of the Registration Agreement, duly executed by the Company, and such other documents or certificates relating to the Offering as the Subscribers may reasonably request.

         4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Subscriber, as follows:

                  4.1 Subsidiaries; Organization. The Company has no subsidiaries (as defined by Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) except as set forth in Exhibit 21 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The Company and each Significant Subsidiary of the Company (as defined in Rule 1-02(w) of Regulation S-X, the "Subsidiaries") is duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation or organization. The Company and each of its Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole, and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                  4.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements and the Registration Agreement, and the Agreements and the Registration Agreement have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  4.3 Non-Contravention. The execution and delivery of the Agreements and the Registration Agreement, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the Registration Agreement and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, any of its Subsidiaries or their respective properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution, delivery and performance of the Agreements and the Registration Agreement and the valid issuance and sale of the Shares to be sold pursuant to the Agreements and the Registration Agreement, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws or the rules of the Nasdaq Stock Market.

                  4.4 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under where they were made not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Document (as defined below):

                  (i) The Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K"); and

                  (ii) all other documents, including the exhibits thereto, filed by the Company with the SEC since December 31, 2003 pursuant to the reporting requirements of the Exchange Act (together with the Form 10-K, the "SEC Documents").

         The SEC Documents, as of the date of their respective filings with the SEC, and as of the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  4.5 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 60,000,000 shares of capital stock, of which 50,000,000 shares are designated Common Stock and 10,000,000 shares are designated Preferred Stock. As of June 15, 2004, there were approximately 6,795,625 shares of Common Stock issued and outstanding, and no shares of Preferred Stock issued and outstanding. As of June 15, 2004, an aggregate of 2,464,375 shares of Common Stock were reserved for issuance upon exercise of outstanding options and options remaining available for issuance upon exercise under the Company's Stock Option Plan. Other than as disclosed in the SEC Documents, no other shares or options, warrants or other rights to acquire shares of capital stock of the Company or securities convertible into capital stock of the Company are outstanding. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable, free from any liens or any other encumbrances created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights. Other than as disclosed in the SEC Documents, except as set forth above, there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal agreements, commitments or similar rights for the purchase or acquisition from the Company or any of its Subsidiaries of any securities of the Company or any of its Subsidiaries. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements will be duly and validly issued, fully paid and nonassessable, free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under federal or state securities laws as a result of the private placement of the Shares to the Subscribers). No preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the Shares or the issuance and sale thereof. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. Except with respect to the filing of the application with the Nasdaq National Market as contemplated in Section 4.13, the issuance and sale of the Shares under the Agreements does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted (including Rule 4350 of the Nasdaq Stock Market if the Trading Market is the Nasdaq National or Nasdaq SmallCap Market), and no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver to the Subscribers the maximum number of Shares contemplated by Agreements, including such as may be required pursuant to Nasdaq Rule 4350. Except as set forth in the SEC Documents, no holder of any of the securities of the Company has any rights ("demand," "piggyback" or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act").

                  4.6 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company or any of its Subsidiaries, threatened to which the Company or any of its Subsidiaries or any of their respective officers or directors in their capacity as such officer or director is or may be a party or of which the business or property of the Company or any of its Subsidiaries is subject that is not disclosed in the SEC Documents. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC) pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries or any of their respective officers or directors in their capacity as such wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Agreements or the Registration Agreement or which otherwise would be reasonably likely to have a material adverse effect on the financial condition of the business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  4.7 No Violations. Neither the Company nor any of its Subsidiaries is (i) in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, rule, ordinance or order of any court or governmental agency, arbitration panel or authority, self-regulatory organization or Trading Market applicable to the Company or any of its Subsidiaries, which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole or which would be reasonably likely to have a material adverse effect on the transactions contemplated by the Agreements or the Registration Agreement, or (ii) in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which the properties of the Company are bound, which would be reasonably likely to have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole or which would be reasonably likely to have a material adverse effect on the transactions contemplated by the Agreements or the Registration Agreement. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are currently in effect and is actively taking steps to ensure that it will be in compliance with other applicable provisions of such Act not currently in effect at all

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

times after the effectiveness of such provisions except where such noncompliance would not have or reasonably be expected to result in a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole or which would not reasonably be expected to have a material adverse effect on the transactions contemplated by the Agreements or the Registration Agreement.

                  4.8 Governmental Permits, Etc. The Company and its Subsidiaries possess all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of their respective business as currently conducted, except where the failure to currently possess could not reasonably be expected to have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit that, if determined adversely to the Company or any of its Subsidiaries, would have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole.

                  4.9 Intellectual Property. The Company and its Subsidiaries own or possess sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") that are necessary for the conduct of their respective businesses as now conducted, or to the Company's knowledge as proposed to be conducted as described in the SEC Documents, except where the failure to currently own or possess would not have a material adverse effect on the financial condition or business of the Company and its Subsidiaries taken as a whole. Except as set forth in the SEC Documents, (i) neither the Company nor any of its Subsidiaries has received any notice in writing of, or has any knowledge of, any infringement of asserted rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole and
(ii) neither the Company nor any of its Subsidiaries has received any notice in writing of any infringement rights by a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as whole.

                  4.10 Financial Statements. The consolidated financial statements of the Company and its Subsidiaries and the related notes thereto included in the SEC Documents (i) comply in all material respects with the rules and regulations of the SEC with respect thereto as in effect at the time of filing and (ii) fairly present, in accordance with the rules and regulations of the SEC, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified. Except as set forth in such financial statements, such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, subject, in the case of unaudited statements, to normal, immaterial year-end adjustments. The other financial information contained in the SEC Documents has been prepared on a basis consistent with the financial statements of the Company.

                  4.11 No Material Adverse Change. Except as publicly disclosed in the SEC Documents, press releases or in other "public disclosures" as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, since December 31, 2003 there has not been (i) any material adverse change in the financial condition, earnings or prospects of the Company and its Subsidiaries, taken as a whole, nor has any material adverse event occurred to the Company and its Subsidiaries, taken as a whole (it being understood that the Company has incurred operating losses), (ii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or any of its Subsidiaries, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole. Except as publicly disclosed in the SEC Documents, press releases or in other "public disclosures" as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, since December 31, 2003, neither the Company nor any of its Subsidiaries has (i) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement or (ii) waived or cancelled any indebtedness or other obligations owed to the Company or any of its Subsidiaries.

                  4.12 NASDAQ Listing. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor to the Company's knowledge is the National Association of Securities Dealers, Inc. ("NASD") currently contemplating terminating such listing. The Company has not, in the 12 months preceding the date hereof, received notice from the Nasdaq National Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof for reasons other than failure to maintain the minimum market capitalization, which has been cured. The Company and the Common Stock meet the criteria for continued listing and trading on the Nasdaq National Market.

                  4.13 Listing of the Shares. The Company shall comply with all requirements of the NASD with respect to the issuance of the Shares and the listing thereof on the Nasdaq National Market. In furtherance thereof, the Company shall use its commercially reasonable efforts to take such actions as may be necessary and as soon as practicable and in no event later than 20 days after the Closing Date to file with the Nasdaq National Market an application or other document required by the Nasdaq National Market and pay all applicable fees for the listing of the Shares with the Nasdaq National Market and shall provide evidence of such filing to the Subscribers. The Company knows of no reason why the Shares will not be eligible for listing on the Nasdaq National Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares, and will take such other action as is necessary or desirable in the opinion of the Subscribers to cause the Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

                  4.14 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                  4.15 S-3 Status. The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Shares by the Subscribers and will use its reasonable best efforts to maintain S-3 status with the SEC during the period it is required by the Registration Agreement to maintain such registration of the resale of the shares. To the knowledge of the Company, there exist no facts or circumstances that could reasonably be expected to prohibit or delay the preparation or initial filing of the Registration Statement that is required to effect such registration (the "Registration Statement").

                  4.16 Insurance. The Company and each of its Subsidiaries maintains and will continue to maintain insurance against loss or damage by fire or other casualty and such other insurance, including, but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate consistent with industry practice for the conduct of their respective businesses and the value of their respective properties. Neither the Company nor any Subsidiary has any present reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  4.17 Tax Matters. The Company and each of its Subsidiaries has filed all material federal, state, local and foreign income and franchise and other tax returns required to be filed by any jurisdiction to which it is subject and has paid all taxes due in accordance therewith, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had (nor does the Company or any of its Subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have) a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

                  4.18 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

                  4.19 No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Subscribers in the Agreements, no registration of the Shares under the Securities Act is required in connection with the offer and sale of the Shares by the Company to the Subscribers as contemplated by the Agreements.

                  4.20 Internal Accounting Controls; Disclosure Controls and Procedures. Each of the Company and its Subsidiaries maintains a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the Company's Chief Executive Officer and Chief Financial Officer (the "Certifying Officers") by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Certifying Officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the Company's most recently ended fiscal quarter (such date, the "Evaluation Date"). The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the Certifying Officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls over financial reporting (as such term is defined in Item 308(c) of Regulation S-K) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls over financial reporting.

                  4.21 Transactions With Affiliates and Employees. Except as set forth in the SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any material transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  4.22 Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash of the Company, together with the proceeds that the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  4.23 Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under the Agreements, including without limitation the Company's issuance of the Shares and the Subscribers' ownership of the Shares.

                  4.24 Disclosure. All disclosure provided to the Subscriber regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  4.25 Form D. The Company agrees to file one or more Forms D and applicable filings, if any, under state securities laws with respect to the Shares on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D or to claim exemption under such state securities laws.

                  4.26 Certain Future Financings and Related Actions. The Company will not sell, offer to sell, solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) that is or could be integrated with the sale of the Shares in a manner that would require the registration of the Shares under the Securities Act or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any applicable Trading Market.

                  4.27 Use of Proceeds. The Company will use the net proceeds from the sale of the Shares for the purposes described in the PPM.

                  4.28 Material Contracts. All material agreements to which the Company is a party and which are required to have been filed by the Company pursuant to the Securities Act or the Exchange Act have been filed by the Company with the SEC pursuant to the requirements of the Securities Act or the Exchange Act, as applicable. Each such agreement is in full force and effect and is binding on the Company and, to the Company's knowledge, is binding upon such other parties, in each case in accordance with its terms, and neither the Company nor, to the Company's knowledge, any other party thereto is in breach of or default under any such agreement, which breach or default would reasonably be expected to have a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and any of its Subsidiaries taken as a whole. The Company has not received any written notice regarding the termination of any such agreements.

         5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company herein shall, for a period of two years following the Closing, survive the execution of this Agreement, the delivery to the Subscriber of the Shares being purchased and the payment therefor.

         6. Certain Other Covenants.

                  6.1 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. Eastern time on the date when all Subscription Agreements have been executed, and by 8:30 a.m. Eastern time on the Closing Date, issue a press release reasonably acceptable to the placement agent of the Shares, disclosing the transactions contemplated hereby; provided, however, that in the event the Subscription Agreements are fully executed after 8:30 a.m. Eastern time on the date when they have been executed or the Closing shall occur after 8:30 a.m. on the Closing Date and, in each case, prior to the close of trading on the Nasdaq National Market on such date, then the Company shall file such press release as soon as commercially reasonable thereafter and in no event later than the close of trading on the Nasdaq National Market on such date; provided, further, that in the event the Subscription Agreements are deemed executed after the close of trading on the Nasdaq National Market on the date they have been executed or on the Closing Date, as applicable, the Company shall file such press release as soon as commercially reasonable thereafter, but in no event later than 8:30 a.m. Eastern time the following Trading Day. The Company shall consult with the placement agent in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor the Subscriber shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Subscriber, or without the prior consent of the placement agent of the Shares, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, rule, or regulation, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Subscriber, or include the name of the Subscriber in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Subscriber, except (i) as required by federal securities law in connection with the Registration Statement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Subscriber with prior notice of such disclosure permitted under subclause (ii); provided, however that the Subscriber hereby agrees and acknowledges that the filing of this Agreement (together with the signature page hereto) as an exhibit to any Current Report on Form 8-K filed with the SEC or a notification of listing of additional shares with the Nasdaq National Market shall not require the Subscriber's prior notice hereunder.

                  6.2 Shareholders Rights Plan. No claim will be made or enforced by the Company that the Subscriber is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement which may be hereafter adopted by the Company, or that the Subscriber could be deemed to trigger the provisions of any such plan or arrangement, solely by virtue of receiving Shares hereunder or under any other agreement between the Company and the Subscriber.

                  6.3 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf has provided or will provide the Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Subscriber shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Subscriber shall be relying on the foregoing representations in effecting transactions in Shares of the Company.

         7. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by first-class registered or certified mail, return receipt requested, or nationally recognized overnight express courier, postage prepaid, or by facsimile, and shall be deemed given (i) if sent by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so sent, and (iii) if delivered by facsimile, upon electric confirmation of receipt; and shall be addressed as follows:

                      (a) if to the Company, to:
                      GMX Resources Inc.
                      Attention: Ken Kenworthy, Sr.
                      Chief Executive Officer
                      9400 North Broadway, Suite 600
                      Oklahoma City, OK 73114

                      with a copy to:

                      Crowe & Dunlevy
                      Attention:  Michael M. Stewart
                      20 North Broadway
                      Oklahoma City, OK 73102
                      Fax:  405-272-5238

                  (b) if to the Subscriber, at its address on the signature page to this Agreement, or at such other address or addresses as it may have furnished to the Company in writing.

         8. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Subscriber; provided, however, that any amendment which creates superior rights or preferences for the Subscriber relative to any Other Subscriber shall be approved by holders of at least 66-2/3% of the aggregate number of Shares purchased under the Agreements.

         9. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         10. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         11. Entire Agreement. This Agreement and the Registration Agreement constitute the entire agreements between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

         12. Finders Fees. Neither the Company nor the Subscriber nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder's fee or commission in connection with this transaction, except for fees payable by the Company to the placement agent.

         13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

         14. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Subscriber. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of those Subscribers (or their transferees) then holding at least 66-2/3% of the Shares not yet sold under the Registration Statement or under Rule 144. With respect to transfers that are not made pursuant to the Registration Statement, the rights and obligations of a Subscriber under this Agreement shall be automatically assigned by such Subscriber to any transferee of all or any portion of such Subscriber's Registrable Securities (as defined in the Registration Agreement) who is a Permitted Transferee (as defined below); provided, however, that within two business days prior to the transfer, (i) the Company is provided notice of the transfer including the name and address of the transferee and the number of shares of Registrable Securities to be transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement and the Registration Agreement. (For purposes of this Agreement, a "Permitted Transferee" shall mean any Person who (a) is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act and (b) is a transferee of at least 20,000 Shares in a transfer that is permitted by this Agreement and the securities laws of the United States.) Upon any transfer permitted by this Section 14, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement and the Registration Agreement as if such transferee were a Subscriber.

         15. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Subscriber and the Company will be entitled to specific performance under the Agreement and the Registration Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         16. Independent Nature of Subscribers' Obligations and Rights. The obligations of the Subscriber under this Agreement is several and not joint with the obligations of any Other Subscriber under any other Agreement, and the Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under any of the Agreements. The decision of the Subscriber to purchase Shares pursuant to this Agreement has been made by such Subscriber independently of any Other Subscriber. Nothing contained herein or in any of the other Agreements, and no action taken by any Subscriber pursuant thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements. The Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and that no Other Subscriber will be acting as agent of the Subscriber in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. The Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.

         17. Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of the Subscriber arising directly or indirectly, under this Agreement or the Registration Agreement of any and every nature whatsoever shall be satisfied solely out of the assets of the Subscriber, and that no trustee, officer, other investment vehicle or any other affiliate of the Subscriber or any subscriber, shareholder or holder of shares of beneficial interest of the Subscriber shall be personally liable for any liabilities of the Subscriber; provided, however, that such limitation of liability shall not apply to acts of fraud by such trustee, officer, affiliate, subscriber, shareholder or holder of beneficial interests of the Subscriber.

         18. Expenses. Each of the Company and the Subscriber shall bear its own expenses in connection with the preparation and negotiation of the Agreement and the Registration Agreement and, except as expressly provided in the Registration Agreement, consummation of the transactions contemplated hereby and thereby.

         19. Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

         20. Payment Set Aside. To the extent that the Company makes a payment or payments to the Subscriber pursuant to this Agreement or the Subscriber enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         21. Stock Splits, Etc. The provisions of this Agreement shall be appropriately adjusted to reflect any stock split, stock divided, reverse stock split, reorganization or other similar event effected after the date hereof.

                                                                       Exhibit A
                                                                       ---------

                  CONTENT OF OPINION OF COUNSEL TO THE COMPANY
                  --------------------------------------------

(i) Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation. To our knowledge, all of the Company's Subsidiaries, as defined in the Agreements, are listed on Exhibit 21 to the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K"). The Company and each of its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each other state in which the nature of its activities or of its properties owned or leased makes such qualification necessary, except to the extent that failure to so qualify would not have a material adverse effect on the Company and its consolidated subsidiaries (taken as a whole).

(ii) The Company and each of its Subsidiaries has the corporate power and authority to own its properties and assets, and to carry on its business as presently conducted.

(iii) The Company has the corporate power to enter into the Agreements and the Registration Agreement and perform its obligations thereunder.

(iv) The Agreements and the Registration Agreement have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(v) The shares of Common Stock to be issued to the Subscribers at the Closing have been duly authorized and, when issued and paid for in accordance with the terms of the Agreements, will be validly issued, fully paid and nonassessable.

(vi) The execution and delivery of the Agreement and the Registration Agreement and the performance by the Company of its obligations thereunder (a) will not breach or result in a violation of the Company's Restated Certificate of Incorporation, Bylaws, or any judgment, order or decree of any domestic court or arbitrator, known to us, to which the Company is a party or subject and (b) will not constitute a material breach of the terms, conditions or provisions of, or constitute a default under, any material contract,

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

         undertaking, indenture or other agreement or instrument identified in the Form 10-K or the Company's quarterly reports on Form 10-Q or current reports on Form 8-K filed since the date of the Form 10-K.

(vii) No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority is required in connection with the valid execution, delivery and performance by the Company of the Agreements and the Registration Agreement, other than such consents, approvals, authorizations, designations, declarations or filings as have been made or obtained on or before the date hereof or which are not required to be made or obtained until after the date hereof.

(viii) Except as disclosed in the Agreements or the exhibits and schedules delivered in connection therewith, there is, to our current actual knowledge, no action, suit or proceeding pending against the Company or its properties in any court or before any governmental authority or agency, or arbitration board or tribunal (a) which seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge the Agreement or the Registration Agreement or any of the transactions contemplated thereby, or (b) which, if adversely determined, could reasonably be expected to have a material adverse effect on the Company or its business or properties (taken as a whole).

(ix) Based upon the representations of each Subscriber and the Company contained in the Agreements, the offer, sale, issuance and delivery of the shares of Common Stock under the circumstances contemplated by the Agreement are exempt from the registration requirements of the Securities Act.

(x) To our knowledge, no stockholder of the Company has any right to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement.



















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